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                                                                   Exhibit 10.22

                     MCI WORLDCOM ON-NET SERVICE AGREEMENT


This On-Net Service Agreement (the "Agreement") for services described below is made by and between WorldCom Technologies, Inc. ("WTI"), for itself and on behalf of its U.S.-based affiliates (collectively, "MCI WorldCom") and

Customer Name:  DSL.NET, INC. (hereinafter "Customer")

Address:  50 Washington Street, 7th Floor, Norwalk, Connecticut  06854

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Customer agrees to an On-Net Service term plan and Annual Volume Commitment
("AVC") or Monthly Volume Commitment ("MVC") as set forth in Schedule A, attached hereto and incorporated herein. Effective upon the next billing cycle following WTI's execution of this Agreement ("Effective Date"), Customer shall pay the rates and receive the discounts for On-Net Service associated with the selected Term and Monthly Volume Commitment (MVC) or Annual Volume Commitment
(AVC) as set forth in WTI Tariff FCC No. 2 (such discounts referred to herein as the "Base Discounts") with the exceptions shown on Schedule A. Except as expressly provided to the contrary, the discounts and/or rates set forth in Schedule A are in lieu of, and not in addition to, any discounts, promotions and/or credits (Tariffed or otherwise). AVC or MVC is calculated net of discounts. All charges for other services, if any, will be as set forth in the Tariffs applicable to those services at the time they are provided to Customer.

SERVICE PROVISIONING AND RECEIPT: MCI WorldCom will provide to Customer interstate and international Services pursuant to WTI Tariff FCC No. 1, and all other applicable tariffs of MCI WorldCom and its U.S.-based affiliates (collectively, the "Tariff"). This Agreement incorporates by reference the terms of the Tariff. MCI WorldCom may modify the Tariff from time to time in accordance with law and thereby affect the services furnished to Customer. In the event of inconsistency between the terms of the Tariff and this Agreement, the Tariff will be deemed controlling. The rates set forth in the Tariff do not include, and the discounts set forth in this Agreement and the Tariff do not apply to, the following: charges for MCI WorldCom service other than those set forth in this Agreement; non-tariffed products, access or egress (or related) charges imposed by third parties; taxes or tax-like surcharges; and other tariffed charges. Customer agrees to pay all these additional charges, to the extent applicable, in addition to the charges set forth in this Agreement. If MCI WorldCom voluntarily or involuntarily as a result of government or judicial action cancels the Tariff in whole or in part, then effective on such cancellation this Agreement shall, as to canceled Tariff provisions previously applicable to this Agreement, incorporate by reference the substantively similar provisions of MCI WorldCom's standard Guide to Services and Pricing ("Guide"), as amended by MCI WorldCom from time to time. For purposes of such provisions, all references to the Tariff shall include reference to the Guide.

TARIFF OPTION: MCI WorldCom shall, if required, file a Tariff option (a "Tariff Option") consistent with the terms of Schedule A, which is incorporated into this Agreement by this reference.

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SERVICE CONSIDERATIONS:  This Agreement shall be binding upon acceptance by MCI
WorldCom. Acceptance of this Agreement by MCI WorldCom is subject to Customer meeting the terms and conditions set forth in the Tariffs and the MCI WorldCom Commercial Customer Profile Attachment. The initial Term of this Agreement shall begin not later than the first day of the first full monthly billing period following acceptance of this Agreement by MCI WorldCom ("Agreement Start Date"). Customer shall not disclose the terms of this Agreement to any third party.

APPLICABLE SERVICES: This On-Net Service Agreement includes only those services set forth in this Agreement and its attachments.

INTERNET SERVICES: Should Customer choose to order Internet Service under and MCI WorldCom Internet Services Agreement ("Internet Agreement") that provides that charges for these internet services will contribute towards the AVC or MVC of this Agreement, then MCI WorldCom shall allow such contribution subsequent to Customer's execution of the Internet Agreement. In addition, Customer shall be eligible to receive a discount on the charges for Internet Services as set forth in the Internet Agreement. Internet Service monthly recurring and usage charges, after the application of discounts, shall contribute to the AVC or MVC if permitted in the Internet Agreement.

PAGING: Should Customer choose to order Voice Paging Service under an MCI WorldCom Paging Agreement ("Paging Agreement"), that provides that charges for paging services will contribute towards the AVC or MVC of this Agreement, then MCI WorldCom shall allow such contribution subsequent to Customer's execution of the Paging Agreement. In addition, Customer shall be eligible to receive a discount on the charges for paging services as set forth in the Paging Agreement. Voice Paging Service monthly recurring and usage charges, after the application of discounts, shall contribute to the AVC or MVC if permitted in the Paging Agreement.

MCI WORLDCOM LOCAL SERVICE: Where MCI WorldCom has received applicable regulatory approval and filed the necessary tariff(s), Customer will be eligible to receive a discount based upon the AVC or MVC and Term indicated in Schedule A on its eligible monthly charges for MCI WorldCom facilities-based local exchange service. Local exchange service is provided by an MCI WorldCom affiliate and is subject to the terms and conditions of the On-Net Service Term Plan program set forth in the applicable state tariffs and price lists.

UNDERUTILIZATION AND EARLY TERMINATION CHARGES: Underutilization Charges: For Customers with an AVC as set forth in Schedule A, if at the end of any Annual Period (as hereinafter defined), Customer's Qualifying Volume (as defined in the Tariff) during such Annual Period fails to meet or exceed the AVC, Customer shall pay, in addition to all other charges under this Agreement, the difference between the AVC and Customer's Qualifying Volume during such Annual Period. Any Underutilization Charges will be waived for the first three full billing months of this Agreement. For purposes of this Agreement, "Annual Period" means the consecutive twelve (12) month period commencing on the Agreement Start Date hereof and each consecutive twelve (12) month period thereafter during the Term or any renewal

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Term hereof. Early Termination Charges: If Customer terminates On-Net Service prior to the expiration of the Term, Customer will be required to pay, in addition to all accrued but unpaid charges through the date of such termination, the difference between Customer's actual Qualifying Volume and the AVC for the year of termination. For each subsequent year of the Term, Customer shall be required to pay 50% of the AVC.

For Customers with an MVC as set forth in Schedule A, if at the end of any Monthly Period (as hereinafter defined), Customer's Qualifying Volume (as defined in the Tariff) during such Monthly Period fails to meet or exceed the MVC, Customer shall pay, in addition to all other charges under this Agreement, the difference between the MVC and Customer's Qualifying Volume during such Monthly Period. Any Underutilization Charges will be waived for the first three full billing months of this Agreement. For purposes of this Agreement, "Monthly Period" means the period reflected on each monthly invoice. Early Termination
Charges: If Customer terminates On-Net Service prior to the expiration of the Term, Customer will be required to pay, in addition to all accrued but unpaid charges through the date of such termination, the difference between Customer's actual Qualifying Volume and the MVC for the remaining months of the year of termination. For each subsequent year of the Term, Customer shall be required to pay 50% of the MVC for each remaining month in the Term.

CONVERSION FROM EXISTING MCI WORLDCOM TERM AGREEMENTS: If Customer meets the conditions stated under "Termination without Liability" in the Tariff, enrollment in this Agreement will cause an existing MCI or WTI term plan agreement to terminate automatically without incurring Early Termination Charges. Termination and underutilization liability charges may apply if Customer is ineligible for conversion from existing MCI or WTI term plans without liability and/or all services are not converted to On-Net Service.

GOVERNING LAW: This Agreement, and all causes of action arising out of this Agreement, will be subject to the Communications Act of 1934, as amended (the "Act"), or, if any part of this Agreement is not governed by the Act, by the domestic law of the State of New York without regard to its choice of law principles.

ASSIGNMENT: Neither this Agreement, nor any rights or obligations of Customer in this Agreement, shall be transferable or assignable by Customer without MCI WorldCom's prior written consent and any attempted transfer or assignment hereof by Customer not in accordance herewith shall be null and void.

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                      MCI WORLDCOM ON-NET SERVICE AGREEMENT

                                   Schedule A


A. Customer agrees to a On-Net Service term plan with a FIVE (5) year commitment ("Term") and FORTY THOUSAND dollars ($40,000) Monthly Volume Commitment ("MVC")

Term/Contract Year.  The "Term" will begin on MCI WorldCom's execution of this
------------------
Agreement ("Contract Date") and end (5) years following the Effective Date.

Each consecutive twelve (12) Monthly Periods of the Term commencing on the Effective Date and on each anniversary thereof will be a "Contract Year".

ADDITIONAL ATTACHMENTS:  This Agreement incorporates the following
Attachment(s):

Attachment A  Frame Relay Integration Addendum

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ACCEPTANCE DEADLINE:  This Agreement shall be of no force and effect and the offer contained herein shall be deemed withdrawn unless this Agreement is executed by Customer and delivered to MCI WorldCom on or before MARCH 26, 1999.

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                                      DATA
                                      ----

The following discounts shall be applied to the Private Line and/or Frame Relay Service(s) rates set forth herein or in the applicable Tariff.

A. DISCOUNTS: The following discounts will be applied to Customer's charges for service during the Customer Commitment Period:

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                                    BROADBAND
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                  SERVICE TYPE                       DISCOUNT*
                  ------------                       ---------
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                  Frame Relay                           47%
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                      ATM                               47%
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*Discounts apply to Port and PVC only.  Access is additional and non-discountable.
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B. WAIVER OF DOMESTIC FRAME RELAY AND ATM INSTALLATION CHARGES: Commencing with the Commencement Date and continuing through the Commitment Ending Date, WorldCom agrees to waive WorldCom domestic installation charges and Local Exchange Carrier installation charges (collectively, "INSTALLATION WAIVERS") in an amount not to exceed four (4) times the base Monthly Recurring Network Node and PVC charges for Domestic Frame Relay and ATM Service ordered following the Commencement Date (the "NEW SERVICE"). In the event that Customer terminates this Agreement prior to the

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Commitment Ending Date, WorldCom may debit Customer's account in the amount of such Installation Waivers.

C. WAIVER OF MONTHLY RECURRING CHARGES: On Customer's thirteenth (13th), twenty-fifth (25th) and 37th invoices, MCI WorldCom will apply a credit to Customer's account which shall be equal to the monthly recurring Port and PVC charges. In the event that this Agreement terminates prior to the expiration of the Term, MCI WorldCom may debit Customer's account in the amount of the total of such credit(s).

ENTIRE AGREEMENT: This Agreement, including the Tariff and the Attachments referenced below, is the complete agreement of the parties and supersedes any prior agreements or representations, whether oral or written, with respect thereto. Except for Tariff modifications initiated by MCI WorldCom, no amendment to this Agreement will be valid unless each such change is accepted in writing by an authorized representative of both parties.

Any capitalized terms not expressly defined in an Attachment to this Agreement shall have the meaning given to such term in this Agreement.

IN WITNESS WHEREOF, the parties have accepted and signed this Agreement and the individuals signing below warrant and represent that they have the full legal and regulatory authority to enter into this Agreement for and on behalf of the respective parties.

MCI WORLDCOM TECHNOLOGIES, INC.  DSL.NET, INC.


By:                                    By: /s/ Alan A. Bolduc
   ------------------------------         -----------------------------
   (Authorized Representative)            (Authorized Representative)

    Frank Grillo, V.P. Marketing
   ------------------------------         -----------------------------
   (Title)                                (Print Name)


   ------------------------------         -----------------------------
   (Date)                                 (Date)

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                                  ATTACHMENT A
                        FRAME RELAY INTEGRATION ADDENDUM

By enrolling in MCI WorldCom Domestic Frame Relay under this On-Net Service Agreement, Customer's local access channel charges for T-1, DPLS, or DSO access, domestic monthly recurring port charges, and domestic monthly recurring permanent virtual circuit ("PVC") charges, after the application of discounts, will contribute toward the AVC or MVC under this On-Net Service Agreement. In addition, local access channel and monthly recurring charges for domestic port and PVC will receive the discount associated with the term and AVC and MVC of this On-Net Service Agreement as set forth in Schedule A. Customer will be subject to the term length and early termination and under-utilization penalties in this On-Net Service Agreement.

For Frame Relay, Metro Frame Relay and International Frame Relay, Customer will pay the standard rates and discounts as set forth in the Tariff, including but not limited to access charges, standard Tariffed non-recurring charges, including but not limited to, installation charges and reconfiguration charges, monthly recurring port and permanent virtual circuit ("PVC") charges as may be modified in Schedule A. For High Speed Frame, Customer will pay list rates, which will be set forth in a High Speed Frame Relay Attachment to this Agreement if Customer selects such service. Discounts for High Speed Frame Relay shall be as set forth in Schedule A.

The rates set forth in the Tariff do not include, and the discounts set forth in the Tariff do not apply to, the following: charges for Frame Relay Service Services other than those set forth herein; non-tariffed products; access or egress (or related) charges imposed by third parties; taxes or tax-like surcharges; and other tariffed charges, including without limitation, Universal Service Fund charges, and Primary Interexchange Carrier Charges, which are additional.

Customer may also enroll in Metro Frame Relay and/or International Frame Relay under this Agreement. Such service will be subject to the term and volume commitment agreed to by Customer under this On-Net Service Agreement, but associated discounts will be those set forth for Metro and International Frame Relay in the Tariff as may be modified in Schedule A.

CUSTOMER SHOULD NOT ENROLL FOR FRAME RELAY SERVICE UNDER THIS AGREEMENT IF CUSTOMER HAS ENROLLED UNDER A MCI WORLDCOM STANDALONE FRAME RELAY AGREEMENT.

Any capitalized terms not expressly defined in this Attachment shall have the meaning given to such term in the On-Net Service Agreement.

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                               FIRST AMENDMENT
                            TO THE ON-NET AGREEMENT
                                    BETWEEN
                          WORLDCOM TECHNOLOGIES, INC.
                               AND DSL.NET, INC.

This First Amendment is made by and between DSL.net, Inc. ("Customer") and MCI WORLDCOM Communications, Inc. (formerly Worldcom Technologies, Inc.) and its appropriate affiliated companies, assigns, and successors (collectively, "MCI Worldcom") as of Customer's execution and delivery of this First Amendment to MCI Worldcom (the "First Amendment Contract Date"). Provided that this First Amendment is subsequently accepted by MCI Worldcom, the rates, discounts, charges, credits and/or other terms set forth herein shall be effective one (1) month following the First Amendment Contract Date (the "First Amendment Effective Date"). All capitalized terms used in this First Amendment and not defined herein will have the meaning ascribed to them in the WTI Tariff FCC No. 1 and all other applicable tariffs of MCI Worldcom and its U.S.-based affiliates (collectively, "Tariff").

WHEREAS, Customer and MCI Worldcom entered into a MCI Worldcom On-Net Service Agreement signed by Customer on or about February 2, 1999 (the "On-Net Agreement"); and

WHEREAS, Customer and MCI Worldcom desire to enter into this First Amendment for the purpose amending the On-Net Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties, intending to be legally bound hereby, agree that the On-Net Agreement is amended as follows:

1. In the paragraph titled "UNDERUTILIZATION AND EARLY TERMINATION CHARGES" to the On-Net Agreement, the following is added thereto.

     "As of the Effective Date of the Option 1 MCI Worldcom Asynchronous Transfer Mode Service Enrollment Form and Agreement ("ATM Agreement") signed by Customer on or about October 28, 1999, the Underutilization and Early Termination charges only pursuant to the On-Net Agreement for Frame Realty Service shall be waived and superceded by the applicable Underutilization or Termination Provisions as set forth in Sections 6 and 13 of the ATM Agreement. The foregoing shall not affect any other Customer obligations pursuant to the ATM Agreement or the On-Net Agreement.
     Customer shall remain liable for any accrued Underutilization and Early Termination charges pursuant to the On-Net Agreement prior to the Effective Date of the ATM Agreement.

2. In Section A to Schedule A to the On-Net Agreement, the subsection titled "Term/Contract Year" is deleted and replaced with a new subsection
      ------------------
     "Term/Contract Year" as follows:
      ------------------

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     "Term, Contract Year.  The term of the Agreement will begin upon MCI
      --------------------
     Worldcom's execution of this Agreement ("Contract Date") and the end (60) months from the First Amendment Effective Date."

3. All references in the On-Net Agreement to "ATM" or "ATM Service" are hereby deleted.

4. In Section A of Schedule A to the On-Net Agreement, the subsection titled "Discounts" shall be deleted and replaced with the following:
      ---------

                                         BROADBAND
     Service Type                              Discount*
     ------------                              ---------
     Domestic Frame Relay                      60%
                                               ---

     *Discounts apply to Port and PVC only. Access is additional and non-discountable.

5.   In Attachment A, Frame Relay Integration Addendum, to the On-Net Agreement
                      --------------------------------
     the following is added to the first paragraph, first sentence after "will contribute toward the AVC or MVC under this On-Net Service Agreement":

"and will contribute toward the Annual Minimum under the ATM Agreement signed by Customer on or about October 28, 1999."

6. Modification. No charges to this First Amendment shall be effective or valid unless in writing and signed by both parties.

7. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

8. Entire Agreement. This First Amendment, and the On-Net Agreement constitute the complete and entire understanding of the parties relative to their subject matter and supersede all previous communications, proposals, representations, or agreements, whether written or oral, between MCI Worldcom and Customer in this regard. Except as expressly modified above, all other terms and conditions of the On-Net Agreement (which are incorporated by this reference) shall remain in full force and effect. In the event of a conflict between the terms of this First Amendment and the Agreement, the terms of this First Amendment shall govern.

9. Acceptance. This First Amendment shall be of no force and effect and the offer contained herein shall be deemed withdrawn unless this First Amendment and the ATM Agreement is executed by Customer and delivered to MCI Worldcom on or before October 30, 1999.

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IN WITNESS WHEREOF, MCI Worldcom and Customer have caused this First Amendment to be duly executed by their authorized representatives as of the dates set forth below.

DSL.net, Inc.                             MCI WORLDCOM Communications, Inc.

By:________________________________       By:_________________________________
                                             Frank Grillo
Name:______________________________          Vice President, Marketing

Title:_______________________________     Date:________________________________

Date:_______________________________


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